UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2013 (November 5, 2012)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 5, 2012, Vanguard Natural Resources, LLC (“Vanguard” or the “Company”) filed a Current Report on Form 8-K (“the Original 8-K”) announcing that its wholly-owned subsidiary, Encore Energy Partners Operating, LLC (“Encore”), had entered into a Purchase and Sale Agreement, dated October 31, 2012, with Bill Barrett Corporation (“Seller”) (the “PSA”) to purchase natural gas and liquids assets in the Piceance Basin in Colorado and the Powder River and Wind River Basins in Wyoming (the “Properties”) for $335.0 million. As reported in a Current Report on Form 8-K/A filed on January 3, 2013, these transactions were consummated on December 31, 2012. This current report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited statement of revenues and direct operating expenses for the Properties for the year ended December 31, 2011 and the unaudited statements of revenues and direct operating expenses for the Properties for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.2 hereto and are incorporated herein by reference:

•	Unaudited pro forma combined balance sheet as of September 30, 2012;

•	Unaudited pro forma combined statement of operations for the nine months ended September 30, 2012; and

•	Unaudited pro forma combined statement of operations for the year ended December 31, 2011.

(c)	The summary pro forma combined oil, natural gas and natural gas liquids reserve data is included in Exhibit 99.3 hereto and incorporated herein by reference.

(d)     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated October 31, 2012 among Encore Energy Partners Operating, LLC and Bill Barrett Corporation (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on November 5, 2012).

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Encore Energy Partners Operating, LLC (a wholly-owned subsidiary of Vanguard Natural Resources, LLC) purchased on December 31, 2012 from Seller for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2
Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
March 12, 2013		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated October 31, 2012 among Encore Energy Partners Operating, LLC and Bill Barrett Corporation (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on November 5, 2012).

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Encore Energy Partners Operating, LLC (a wholly-owned subsidiary of Vanguard Natural Resources, LLC) purchased on December 31, 2012 from Seller for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2
Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC as of September 30, 2012 and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

Exhibit 99.3	Summary Pro Forma Combined Oil, Natural Gas and Natural Gas Liquids Reserve Data.